Exhibit 10(u)

                        SANDBOX ENTERTAINMENT CORPORATION

                           1995 EQUITY INCENTIVE PLAN

                               ARTICLE 1: PURPOSE

          1.1 General. The purpose of the Sandbox Entertainment Corporation 1995 Equity Incentive Plan (the "Plan") is to promote the interests of Sandbox Entertainment Corporation (the "Company"), by enabling the Company to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of shareholders of the Company through equity participation in the Company's growth and success. Capitalized terms not otherwise defined in the text are defined in
Article 16.

                         ARTICLE 2: EFFECTIVE DATE; TERM

          2.1 Effective Date. The effective date of the Plan is August 1, 1995 (the "Effective Date"), which is the date the Plan was approved by the Board of Directors and stockholders of the Company.

          2.2 Term. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date, subject to Article 14.

                      ARTICLE 3: SHARES SUBJECT TO THE PLAN

          3.1 Number of Shares. The aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement or valuation of an Award (such as an SAR or Performance Unit Award) shall be 1,295,000 shares (the "Shares").

          3.2 Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the applicable rules and interpretations of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          3.3 Payments in Stock. Any shares of Stock tendered to or withheld by the Company in connection with payment for Stock purchased pursuant to the Plan or withholding taxes thereon shall be added back to the aggregate number of shares reserved and available for Awards under the Plan, in each case to the fullest extent permitted under the applicable rules and interpretations of the Exchange Act.
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          3.4 Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market.


                             ARTICLE 4: ELIGIBILITY

          4.1 General. Awards may be granted only to an individual who is an officer, director or other employee (including employees who also are directors or officers), consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board; provided, however, that if the Board shall appoint a Committee to administer the Plan as provided in Article 5, non-employee directors shall no longer be eligible to receive Awards hereunder.

                            ARTICLE 5: ADMINISTRATION

          5.1 Board. The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time. If the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered by the Board or a Committee of the Board in accordance with Rule 16b-3, or successor legislation, under the Exchange Act. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if the Company has a class of equity securities registered under Section 12 of the Exchange Act and that person's membership would cause the Committee not to satisfy the "disinterested administration" requirements of Rule 16b-3 or successor legislation.

          5.2 Authority of Board. The Board has the exclusive power, authority, and discretion to:

               (a) Designate Participants;

               (b) Determine the type or types of Awards to be granted to each Participant;

               (c) Determine the number of Awards to be granted and the number of shares of Stock subject to an Award;

               (d) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or
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          restrictions on the  exercisability  of an Award and  accelerations or waivers thereof, and any modification or amendment of any Award previously granted, based in each case on such considerations as the Board in its sole discretion determines;

               (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

               (g)  Decide  all  other   matters  that  must  be  determined  in
          connection with an Award;

               (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

               (i) Interpret the Plan, any Award, and any Award Agreement in its discretion; and

               (j) Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan.

          5.3   Decisions   Binding.   All   decisions,   interpretations,   and
determinations by the Board with respect to the Plan, any Award, and any Award Agreement are final, binding, and conclusive on all parties.

                            ARTICLE 6: STOCK OPTIONS

          6.1 General. The Board is authorized to grant Options to Participants on the following terms and conditions:

               (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Board.

               (b) Payment. Payment for Stock issued upon exercise of an Option shall be made in accordance with Article 11 of the Plan.

               (c) Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option if and to the extent such limitation is necessary or required under Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board also shall determine the expiration date of each Option and the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
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               (d)  Evidence of Option.  All  Options  shall be  evidenced  by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Board.

          6.2 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

               (a) Employees Only. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company or a Subsidiary.

               (b) Exercise Price. The exercise price per share of Stock shall be set by the Board, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

               (c) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

               (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

               (e) Ten Percent Owners. An Incentive Stock Option may be granted to a Ten Percent Owner, provided that at the time such option is granted the exercise price per share of Stock shall not be less than 110% of the Fair Market Value and such option by its terms is not exercisable after the expiration of five (5) years from the date of its grant.

               (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the expiration of ten (10) years from the Effective Date.

               (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          6.3 Termination of Participant. Notwithstanding the exercise periods set forth in any Award Agreement, Options shall be subject to the following:

               (a) An Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               (b) If a Participant's employment is terminated due to (i) Disability, (ii) Retirement, or (iii) for any other reason, such Participant may exercise his or her
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          Options,  only  to the  extent  that  such  Options  would  have  been exercisable on the Termination Date; provided, that such exercise is made prior to the earlier of (i) the expiration of three (3) months (six (6) months in the case of Disability or with respect to a Non-Qualified Stock Option) after the Termination Date or (ii) the expiration date of the Option set forth in the Award Agreement.

               (c) If a Participant dies before his or her Options lapse pursuant to this Section, then the Participant's Options may be exercised, only to the extent that such Options would have been exercisable on the date of the Participant's death; provided that such exercise is made prior to the earlier of (i) the first anniversary of such Participant's death or (ii) the expiration date of the Option set forth in the Award Agreement. Upon the Participant's death, any exercisable Options may be exercised by the Participant's legal representative or representatives.

                      ARTICLE 7: STOCK APPRECIATION RIGHTS

          7.1 Grant of SARs. The Board is authorized to grant SARs to Participants on the following terms and conditions:

               (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                    (1) The Fair Market  Value of one share of Stock on the date of exercise; over

                    (2) The grant price of the SAR as  determined  by the Board, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR.

               (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board at the time of the grant of the Award and shall be reflected in the Award Agreement.

                          ARTICLE 8: PERFORMANCE UNITS

          8.1 Grant of Performance Units. The Board is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.
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          8.2 Right Under Performance  Units. A grant of Performance Units gives the Participant rights, valued as determined by the Board, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the amount and value of cash, Stock, Awards, and/or other property that will be paid to the Participant; provided, however, that if the Company has a class of equity registered under Section 12 of the Exchange Act, the time period during which the performance goals must be met shall, in all cases, exceed six months.

          8.3 Other Terms. Performance Units may be payable in cash, Stock, or other Awards or property, or any combination thereof, and have such other terms and conditions as determined by the Board and reflected in the Award Agreement.

                       ARTICLE 9: RESTRICTED STOCK AWARDS

          9.1 Restricted Stock Awards. The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

          9.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, including without limitation "vesting" or forfeiture restrictions, as the Board may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

          9.3 Forfeiture. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in specified circumstances, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

          9.4 Payment and Certificates for Restricted Stock. If a Restricted Stock Award provides for the purchase of Stock by a Participant, payment shall be made pursuant to Article 11 of the Plan. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.
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                       ARTICLE 10: STOCK-REFERENCE AWARDS

          10.1 Grant of Stock-Reference Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Board to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into shares of Stock, and awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified divisions or Subsidiaries of the Company. The Board shall determine the terms and conditions of such Awards.

                    ARTICLE 11: PAYMENT FOR STOCK PURCHASES;
                        WITHHOLDING TAXES; RELOAD OPTIONS

          11.1 Payment. Payment for Stock purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board in an Award Agreement or otherwise in writing and where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of Stock that either: (1) has been owned by the Participant for more than six (6) months and has been paid for within the meaning of Rule 144 promulgated under the Securities Act; (2) was obtained by the Participant in the public market; or (3) is otherwise acceptable to the Board in its discretion;

               (c) by waiver of compensation due or accrued to Participant for services rendered;

               (d) by tender of property acceptable to the Board;

               (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock then exists:

                    (1) through a "same day sale"  commitment  from  Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company;

                    (2) through a "margin"  commitment  from  Participant  and a
               NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for
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               a loan from the NASD Dealer in the amount of the exercise  price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the exercise price directly to the Company; or

                    (3) through any other "cashless exercise" procedure approved by the Board; or

               (f) by any combination of the foregoing, or any other method of payment acceptable to the Board in its sole discretion.

          11.2 Loan Guarantees. The Board may, in its discretion, help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

          11.3 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements. With respect to withholding required upon any taxable event relating to the issuance of Stock under the Plan, Participants may elect, subject to the Board's approval and any rules or policies adopted by the Board from time to time, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

          11.4 Reload Options. Award Agreements may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of an Option or the tax required to be withheld pursuant to an exercise of an Option by surrendering shares of Stock pursuant to Sections 11.1 or 11.3, respectively, shall be automatically granted an Option for the purchase of Stock equal to the number of shares surrendered (a "Reload Option"). The grant of the Reload Option shall be effective on the date the Participant surrenders the shares of Stock in respect of which the Reload Option is granted (the "Reload Date"). The Reload Option shall have an exercise price equal to the Fair Market Value of the Stock on the Reload Date, and shall have a term which is no longer, and which shall lapse no later, than the original term of the underlying option. If stock otherwise available under an Incentive Stock Option is withheld pursuant to
Section 11.3, any Reload Option granted in connection with the withholding shall be treated as a new Incentive Stock Option, subject to the rules set forth in
Section 6.2.

                   ARTICLE 12: PROVISIONS APPLICABLE TO AWARDS
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          12.1 Stand-Alone,  Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

          12.2 Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

          12.3 Term of Award. The term of each Award shall be for the period as determined by the Board, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right exceed a period of ten years from the date of its grant.

          12.4 Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Board determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Board.

          12.5 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(A) of the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Board may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate.

          12.6 Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal or state securities laws, rules, and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                    ARTICLE 13: CHANGES IN CAPITAL STRUCTURE
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          13.1 General.  In the event a stock  dividend,  stock-split or reverse stock split is declared after the Effective Date upon the Stock, the shares of Stock then subject to each Award and the number of shares which have been authorized for issuance under the Plan but for which no Awards have yet been granted, shall be increased or decreased proportionately without any change in the aggregate purchase price therefor. In the event that after the Effective Date the Stock shall be changed into or exchanged for a different number or class of shares of Stock, without receipt of material consideration, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or any other increase or decrease in the number issued shares of common stock effected without consideration (provided, that conversion of any convertible securities shall not be deemed to have been "effected without receipt of consideration") there shall be substituted for each such share of Stock then subject to each Award and each share of Stock issuable under the Plan the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of Awards hereunder.

              ARTICLE 14: AMENDMENT, MODIFICATION, AND TERMINATION

          14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without approval of the shareholders of the Company (if required in accordance with the Code, the Exchange Act, the rules and regulations thereunder or other applicable law and rules), no such termination, amendment, or modification may:

               (a) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 13.1;

               (b)   Materially   modify  the   eligibility   requirements   for
          participation in the Plan; or

               (c) Materially increase the benefits accruing to Participants under the Plan.

Any such termination, amendment, or modification shall comply with such other requirements as may be required by the Code, by the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction.

          14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                         ARTICLE 15: GENERAL PROVISIONS
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          15.1 No Rights to Awards.  No  Participant  or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

          15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

          15.3 No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or other relationship with the Company at any time, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary.

          15.4 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

          15.5 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

          15.6 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

          15.7 Titles and Headings. The titles and headings of the Articles and Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

          15.8 Fractional Shares. No fractional shares of stock shall be issued and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

          15.9 Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any Award Agreement or any action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

          15.10 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act, any of the shares of Stock paid under the Plan. If the shares of Stock paid under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

          15.11 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.

                             ARTICLE 16: DEFINITIONS

          16.1 Definitions. The following words and phrases shall have the following meanings for purposes of this Plan:

               (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Stock-Reference Award or any other right or interest relating to Stock, cash or property, granted to a Participant under the Plan.

               (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

               (c) "Board" means the Board of Directors of the Company or, if the context so requires, a Committee thereof appointed pursuant to
          Article 5.

               (d) "Change of Control" means and includes each of the following:

                    (1) Any transaction or series of  transactions,  whereby any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities;

                    (2) Any merger, consolidation, or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities, or other property, other than a merger or consolidation with a wholly owned Subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and all then outstanding Awards are assumed by the successor corporation, which assumption shall be binding on all Participants;

                    (3) The  sale,  transfer,  or  other  disposition  of all or substantially all of the assets of the Company.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (f)  "Committee"  means the  committee of the Board  described in
          Article 5.

               (g) "Disability" means the following: A Participant shall be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

               (h) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of Stock as of any date shall be the mean between the bid and asked quotations for the Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

               (i) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

               (j) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

               (k) "Option" means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

               (l) "Participant" means a person who, as an officer, employee, consultant, independent contractor, or adviser of the Company or any Subsidiary, has been granted an Award under the Plan.

          (m)  "Performance  Unit" means a right granted to a Participant  under
     Article 8 to receive cash, Stock, or other Awards.

          (n) "Plan" means the Sandbox Entertainment Corporation 1995 Equity Incentive Plan, as amended from time to time.

          (o) "Restricted Stock Award" means Stock granted to a Participant or offered for sale to a Participant under Article 9.

          (p) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing, or other retirement program sponsored by the Company, if any.

          (q) "Securities Act" means the Securities Act of 1933, as amended.

          (r) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to
     Article 13.

          (s) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

          (t) "Stock-Reference Award" means a right, granted to a Participant under Article 10.

          (u) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (v) "Ten Percent Owner" means any individual who, at the date of grant of an Incentive Stock Option, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or a Subsidiary. For purposes of determining such percentage, the following rules shall apply:

               (1) the individual with respect to whom such percentage is being determined shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and

               (2) Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned
          proportionately   by   or   for   its   shareholders,   partners,   or
          beneficiaries.

          (w) "Termination Date" means the date on which the employment (or other service or relationship in the case of a Participant who is not an employee of the Company) of a Participant terminates for any reason or no reason.

                          NOTICE OF EXERCISE OF OPTION
                              TO PURCHASE SHARES OF
                        SANDBOX ENTERTAINMENT CORPORATION
                          AND RECORD OF STOCK TRANSFER

           I hereby exercise my Stock Option granted by Sandbox Entertainment Corporation under its 1995 Equity Incentive Plan (the "Plan"") subject to all the terms and provisions referred to in the Plan, and notify you of my desire to purchase __________ shares of the Common Stock of Sandbox Entertainment Corporation (the "Company"), which were offered to me pursuant to said Option. Enclosed is my check in the sum of $_________________ in full payment for such shares. I agree to hold these shares in accordance with and subject to the provisions of the Option Letter dated as of _______________________, between the Company and myself, pursuant to which I am acquiring such shares.

           I hereby represent that the shares of the Company's Common Stock to be delivered to me pursuant to the above-mentioned exercise of the Option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. I also represent that I have read and fully understand the Plan, including without limitation the restrictions on transfer of the shares hereby being acquired. I agree to indemnify the Company and its subsidiaries, together with their officers and directors, for any liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the shares hereby being acquired, or any interest therein, in violation of applicable securities laws or regulations. I further represent that I have been given access to all information necessary to allow me to make a decision as to the advisability of an investment in the Company's stock and the value of such stock, and that I have the skill and experience necessary to make such decision.

Dated:________________________________.


                                              __________________________________
                                              Signature of Employee


                                              __________________________________
                                              Print Name of Employee


                                              __________________________________
                                              Spouse of Employee


                                              __________________________________
                                              Print Name of Spouse of Employee

           Receipt  is hereby  acknowledged  of the  delivery  to me by  Sandbox
Entertainment Corporation, on ____________, of stock certificates for ________________ shares of Common Stock purchased by me pursuant to the terms and conditions of the 1995 Equity Incentive Plan referred to above, which shares were transferred to me on Sandbox Entertainment Corporation's stock record books on _________________.


                                              __________________________________
                                              Employee